Yellow Roadway is a $6.8 billion transportation services company focused on large shipments

We offer our clients expansive resources:

Over 50,000 employees 835 locations in 88 countries Nearly 18,000 trucks Nearly 70,000 trailers 550 technology professionals

All dedicated to the Yellow Roadway core purpose:

Making global commerce work by connecting people, places and information

Transformation to a global transportation services provider

YELL Monthly 2/02/05

60 55 50 45 40 35 30 25 20 15 10 5 0

Volume ©BigCharts.com

40 30 20 10 0 Million

71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04

1. 1981 – 1988 Post deregulation years

2. 1989 – 1999 A decade of challenges

3. 2000 – now New management, new strategy

1 2 3

Making global commerce work by connecting people, places and information

Strong 3-year stock performance

YELL Daily 2/03/05

USFC ABFS CNF FIX SP500

+180% +165% +150% +135% +120% +105% +90% +75% +60% +45% +30% +15% +0% -15% -30% -45%

14 12 10 8 6 4 2 0 Million

M A M J J A A O N D 03 F M A M J J A S 0 N D 04 F M A M J J A S 0 N D 05

YELL

FedEx

ABFS

CNF

S&P 500

USFC

Volume ©BigCharts.com

Making global commerce work by connecting people, places and information

Independent Recognition

Named to Forbes Platinum 400 List of America’s Best Big Companies

Ranked #1 in our industry 2 years in a row by Fortune Magazine

Making global commerce work by connecting people, places and information

2004 A Record Year

Making global commerce work by connecting people, places and information

We delivered a successful first year as Yellow Roadway $6.1 billion $6.8 billion

2003 Pro Forma 2004 Actual $0.79 per share $3.96 per share

2003 Pro Forma 2004 Actual

Full year revenue +11%

Full year EPS +400%

Consolidated operating income of $357 million; nearly 2 ½ times the 2003 pro forma amount of $149 million Consolidated operating ratio of 94.7%

Making global commerce work by connecting people, places and information

Our business units set new records in 2004

Revenue of $3.2 billion; highest in company history Operating ratio of 94.1%; the best since 1986

Revenue of $3.1 billion; the highest ever Record operating income of $157 million

20% revenue growth

Full year operating ratio of 87.0%

Revenue increase of 77% $3 million improvement in operating income

Making global commerce work by connecting people, places and information

We reduced debt by $250 million in 2004

45.4%

31.2%

2003 2004

Debt to Capital Ratio

(excludes available cash)

5.0%

Convertibles $250

Other $14

8.25% Senior Notes $244

3.375% Convertibles $150

Debt Composition at 12/31/04

(in millions)

Our NOPAT ROCC of around 12% exceeded our benchmark cost of capital of 10% At December 31, 2004, 100% of our debt was at fixed rates with a weighted average cost of less than 6%

Making global commerce work by connecting people, places and information

2005

Another Year of Opportunity

Making global commerce work by connecting people, places and information

Our Focus in 2005

Growth

Significant resources, capabilities and market reach Large customer bases with limited overlap Continued penetration of premium services

Leverage our strong brands

Continued investments in our distinct brands Operate networks separately

Capture incremental synergies

Substantial synergy opportunities are unique to Yellow Roadway Synergies are independent of the economy

Making global commerce work by connecting people, places and information

Synergy Overview $150

$50

$100

2005 Synergies

(in millions)

Full year benefit of 2004 synergies

New 2005 synergies (projected)

Run rate of $200M as we exit 2005

2004 synergies captured:

Purchasing leverage Duplicate infrastructure Best practices opportunities

2005+ synergy initiatives:

Network optimization

Common technology systems Common equipment maintenance Full year benefit of 2004 synergies

Making global commerce work by connecting people, places and information

2005 Guidance

EPS guidance

Full year 2005:

1st quarter 2005:

Consolidated revenue Interest expense Income tax rate Gross capital expenditures $5.10 - $5.30 per share

(includes $.24 CoCo dilution)

$.80 - $.90 per share

(includes $.05 CoCo dilution) $7.2 billion $37 million 38.1% $235 - $245 million

Making global commerce work by connecting people, places and information

This presentation, and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “projected,” “estimated,” “anticipated” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, ability to capture cost synergies, a downturn in general or regional economic activity, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction. The expectations set forth in this presentation regarding achievement of annual synergies is only the parties’ expectations regarding these matters. Actual results could differ materially from these expectations depending on factors such as the ability of the company to identify and implement synergies and efficiencies in the time frame needed to achieve these expectations.

Making global commerce work by connecting people, places and information